ARIEL MUTUAL FUNDS
Semi Annual Report--March 31, 1998      Ariel Appreciation Fund  -
Ariel Growth Fund  -  Ariel Premier Bond Fund


THE PATIENT INVESTOR


One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise," I'll run a race with you, and I'll wager that I'll win." The Hare, who was much amused at the idea, said "Let's try and see..." When the time came [LOGO] both started off together... The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...

and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race.
                                           Slow & steady wins the race.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473


TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRIBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


The Patient Investor                             2
Company in Focus                                 6
Company Updates                                  8
Ariel Equity Funds                              10
Schedule of Equity Investments                  12
Equity Statistical Summary                      18
Ariel Bond Fund                                 20
Schedule of Bond Investments                    22
Statement of Assets & Liabilities               26
Statement of Operations                         26
Statement of Changes in Net Assets              27
Financial Highlights                            28
Notes to the Financial Statements               30
Board of Trustees                               33

                                            SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVEST [LOGO]R-Registered Trademark-


DEAR FELLOW SHAREHOLDER: For the three months ending March 31, 1998, the Ariel Growth Fund rose +9.2% and the Ariel Appreciation Fund posted similar results with a +9.1% return. Over the same period, the small-to-mid sized issues of the Russell 2500 Index gained +10.3% and the large company stocks of the S&P 500 earned +14.0%. The first quarter was characterized by positive investment results overall -- be it domestic or foreign securities, large, mid or small-cap stocks, or even bonds. With this said, if one were to seek to discern the subtle differences in stock market returns, large issues continued to outperform their smaller brethren and growth stock managers favoring popular issues fared just slightly better than those with a bent towards the undervalued and undiscovered. Although broad market results might suggest otherwise, all of the news was not so good on the earnings front. Specifically, market indices continued to scale new heights despite an erosion in corporate earnings and some noteworthy disappointments by industry leaders that included Motorola (NYSE: MOT), Nike (NYSE: NKE) and Toys 'R Us (NYSE: TOY) among others.

PORTFOLIO COMINGS AND GOINGS

During the quarter, strong contributors to the Ariel Growth Fund included carpet tile manufacturer, Interface (OTC: IFSIA), and restaurant equipment manufacturer, Specialty Equipment Companies (OTC: SPEQ). The most significant gains for the Ariel Appreciation Fund resulted from holdings in the diversified media company, Harte-Hanks Communications (NYSE: HHS), and Carnival Corporation (NYSE: CCL), the cruise line company. In keeping with our value discipline, we sold our last shares of Clorox (NYSE: CLX) in the Growth Fund and are in the process of scaling out of the remaining position in the Appreciation Fund. Additionally, we sold our last bit of Safety Kleen (NYSE: SK) with its pending takeover by Laidlaw Environmental (NYSE: LLE) nearing completion. We also finally eliminated our position in Thomas Nelson (NYSE: TNM), having lost faith in the uniqueness of this Bible publisher's niche. Although values in such a strong market have been scarce, we are excited about the prospects for our newest issue, Littlefuse, Inc. (OTC: LFUS)--a maker of fuses and circuit protector devices for the electronic, automotive and power markets.

THE CHALLENGES OF A BULL MARKET

The unparalleled coverage of the investment management industry by the media, mutual fund rating organizations and institutional pension fund consultants has attracted a great deal of attention to issues related to a manager's adherence to a well-defined investment strategy and the style consistency that results. Although there is no question that the views of impartial third-party intermediaries help maintain high industry standards, there are times when unforeseen consequences can result from well-intended generalizations that fail to consider practical applications. Case in point, the unprecedented surge of the strongest bull-run in stock market history has driven the broad market (as measured by the S&P 500) up more than 500% from its 1987 trough. As a result of this extraordinary ascent, many of today's buy-and-hold managers of small and mid-cap stocks face a difficult predicament as they have witnessed their market capitalizations rise and thereby stand accused of the dreaded "style drift."

"As Small-Cap Stocks 'Graduate' to a New Level, Investors Seek Out Appropriate Replacements" is the title of a recent THE WALL STREET JOURNAL article focused on the topic of style drift through market cap appreciation. In the piece, the writer discusses the JOURNAL'S own definition of "small"--companies with market capitalizations under $750 million--and lauds managers whose securities stay below this ceiling. In passing, she acknowledges strict adherence to such definitions, "Sometimes means fund managers have to sell some of their favorite hot stocks". But reassures readers that from the standpoint of one portfolio manager, "Its just a matter of refreshing your portfolio and looking for good ideas." From our perspective, this analysis naively assumes an abundance of what the writer calls "appropriate replacements" when, in fact, there are very few really good ideas--especially after a prolonged bull market. Investing great, Warren Buffett himself, says he's "willing to settle for just one good idea a year." Thus, after being "forced to sell" their most successful, growing businesses, the manager is left with a portfolio of "also-rans"--in short, watering their weeds--all the while sifting through the market's leftovers in a frantic effort to remain fully invested.

The sale of our firm's oldest portfolio holding in March calls this suggested practice into question and forces one to consider the missed opportunities that could result from the application of such a broad-based perspective. Specifically, when we first purchased stock in Clorox (NYSE: CLX) in 1985 at $10.00 a share, the companys $1 billion market capitalization placed it squarely in the "small-cap" camp(1). However, during a lengthy 12 1/2 year holding period, the company effortlessly broke through the small parameter and ultimately teetered on the high end of the mid-cap range with a $9 billion market capitalization at our time of sale. While the company's market capitalization grew 739% over our holding period, in having risen to $85 a share, its price also appreciated by more than 750% (excluding dividends). Valuation notwithstanding, for many years, we did not feel a compelling reason to part with a fundamentally solid brand that we understood extraordinarily well and in which we had accumulated a great deal of knowledge. If we had been forced to sell Clorox at a pre-determined market cap level, we would have missed out on a substantial return from a company whose stock price quietly appreciated in the absence of Wall Street attention for an extended period of time.

Clorox is a perfect example of our investment philosophy which has always been to buy wonderful businesses that are undiscovered or out of favor when all of the positive news is not widely known and the shares are inefficiently priced. Conversely, we seek to sell these companies when they become popular, the story is widely understood, and the company's shares are fully valued. Additionally, for our entire 15 year history, we have maintained a focus on smaller companies where we feel our proprietary research can make the biggest difference. Thus, for the Ariel Growth Fund, we purchase new issues generally under $1.5 billion in market cap and for the Ariel Appreciation Fund, we initiate purchase of new issues under $5 billion. As our inconspicuous companies move on the size continuum of small-to-mid and even through the mid-cap ranges, we have found there to be tremendous opportunities for realizing significant gains. However, as these same companies grow into the large cap arena, we are no longer able to make the case that they are misunderstood and inefficiently priced which is why you never see large cap stocks in Ariel portfolios.


(1)Although THE WALL STREET JOURNAL categorizes small cap stocks as those under $750 million in market cap, many cite $1.5 billion as a more relevant threshold.

RETHINKING SIZE

In exchange for strong returns for individual issues, we are willing to accept the consequences of rising market capitalizations and understand this situation is likely to be exacerbated when a raging bull market environment is paired with low portfolio turnover. At year-end 1987, the Ariel Growth Fund had a market capitalization of $190 million. Today, the Fund has a market capitalization of $1.2 billion--a 507% rise from more than a decade ago. For the style police, a cursory look at this difference might raise red flags. However, in the context of the Russell 2500's own 590% market cap appreciation over the same period, one comes away with a different point of view. Accordingly, while the largest stock in the Russell 2500 Index had a market cap of $840 million in 1987, today, with a cap size of $6.79 billion, its 7 times bigger. As a means of comparison, the largest stock in the Ariel Growth Fund has a cap size of $8.34 billion--2.3 times bigger than it was in 1987 (at $2.54 billion).

In lieu of the fact that the investment world has changed as the bull market has charged on, many consultants and analysts are starting to study and understand the complications that can result when size parameters are too restrictive.
This consideration may simply be a reaction to market movement in recent years. Or perhaps some are beginning to realize more and more investment professionals are managing their portfolios to fit style parameters and thereby giving less attention to the underlying fundamentals of the investments they are making. Regardless of the motivation of the fund watchers, there appears to be a growing recognition that there needs to be more flexibility--especially in the context of those managers who are more long-term oriented than others. Chicago-based fund tracker, Morningstar, Inc. is reportedly in the process of re-evaluating their parameters and have suggested their definition of small cap could be significantly expanded. We are happy to see this occurring.

As always, we are most grateful for your investment and appreciate any comments you may have.

Sincerely,

/s/ John W. Rogers, Jr.            /s/ Eric T. McKissack, CFA

John W. Rogers, Jr.                Eric T. McKissack, CFA
Portfolio Manager                  Portfolio Manager
Ariel Growth Fund                  Ariel Appreciation Fund



RUSSELL MARKET CAP BREAKDOWN (IN BILLIONS)
------------------------------------------

                                       DECEMBER 31, 1987         MARCH 31,1998

Large Capitalization                   $7.13 & Above             $41.33 & Above
Medium/Large Capitalization            2.37-7.13                 10.85-41.33
Medium Capitalization                  0.84-2.27                 3.68-10.85
Small/Medium Capitalization            0.28-0.84                 1.43-3.68
Small Capitalization                   0.28 & Below              1.43 & Below

[Logo]
800 E. Northwest Hwy.
Des Plaines, IL 60016
(847) 824-1188


                                   COMPANY IN FOCUS


LITTELFUSE, INC. (OTC: LFUS) is the largest global manufacturer of circuit protection devices (fuses, protectors and resettable devices) for use in the electronic, automotive and industrial markets. Without realizing it, nearly every American uses one of its products in their everyday life. If you drive a car, use a computer, watch television or use a cellular phone, it is extremely likely to be protected by a Littelfuse product. Littelfuse was founded in 1927 and has shown a consistent record of earnings growth and operating performance since it became an independent public company in 1991.

The company has the largest market share in both the electronic and automotive markets (49% and 38% of sales, respectively) and is the third largest producer of power fuses (13%) serving the industrial marketplace. Littelfuse has a diverse blue-chip customer base including Compaq, Hewlett Packard, IBM, Motorola, Panasonic and Sony in the electronics market; General Motors, Chrysler, and Ford as well as all Japanese and most European auto manufacturers; Autozone, NAPA, and Pep Boys in the automotive aftermarket; and Rockwell International and Reliance Electric in the power fuse/industrial market. Nine out of every 10 automobiles in the world use the company's fuses and nearly all of the world's major electronics manufacturers use its products. Littelfuse is very much a global company. One of Littelfuse's greatest strengths is the diversity of its sales by geography, industry and customer base which reduces its exposure to cyclical effects in economies, industries or a single customer.

REASONS FOR RECOMMENDATION

A DOMINANT AND DEFENDABLE POSITION IN NICHE MARKETS. Littelfuse has a very high share of markets that are limited in size, but growing. The company operates in an industry that can be characterized as a "natural oligopoly" and has several significant barriers to entry. Littelfuse's products are extremely important to the performance of its customers' end product, yet account for a very small component of the product's total cost. These two factors, combined with the Littelfuse brand name, reputation and product development ability, give its customers high switching costs and low price sensitivity, thus creating Littelfuse's competitive advantage.

OUTSTANDING ECONOMICS. Littelfuse is a tremendously profitable business with high margins and high returns on equity and tangible assets. These high margins and returns have been extremely consistent over the past several years.
Earnings per share have grown a cumulative average of 26% over the past five years. Littelfuse's business generates a very strong stream of cash flow. Management has been very astute in reinvesting this cash flow to create shareholder value through repayment of debt, share repurchases, and reinvestment in profitable growth (research and development, expansionary capital expenditures and a few niche acquisitions).

SOUND LONG-TERM GROWTH PROSPECTS. Littelfuse has several underlying opportunities for top-line growth. Any device that uses electrical current requires some type of circuit protection. Computers, cellular phones, video games, pagers, televisions, video cameras and many other electronic devices all use fuses and circuit protection devices. Automobiles are also increasingly using more and more electronic components. Today's typical automobile uses 40 fuses. Some high-end models already use 75 to 100 per vehicle and many automotive experts predict that the average car will have 50-55 fuses per vehicle in just three years. Long term the mass production of electric vehicles
(EVs) represents a huge opportunity for Littelfuse, as EVs use 10 times the dollar amount of circuit protection compared to the typical internal combustion auto.

LITTELFUSE IS ATTRACTIVELY PRICED. With Littelfuse's unique franchise, great economics, and long term growth potential we feel that this security represents a very attractive value for long term investors. The stock is currently trading at 18 times our 1998 cash earnings estimate, 9 times cash flow, and a 39% discount to our estimate of its private market value of approximately $43 per share.

We recommend investors initiate a position in Littelfuse at current levels.

                                                                  COMPANY UPDATE
GBC-Registered Trademark-

One GBC Plaza
Northbrook, IL 60062
(708) 272-1389

GENERAL BINDING CORPORATION (OTC: GBND) has been a core holding of our portfolios since 1990. During General Binding's 50 years of operations it has grown from a small binding company into a total solutions provider to its customers as "The Document Finishing Company". Over the past several years some investors have worried that the proliferation of technology would create the "paperless office" and decrease the need for General Binding's products. We believe this threat was and continues to be completely unfounded. The spread of cheaper computers, desktop publishing software and laser printers has actually increased the amount and quality of printed material in major corporations, small businesses and people's homes.

General Binding has a dominant market position in document binding and laminating equipment and their related consumable supplies. Most of its products are sold directly to businesses. Recently the company closed an acquisition of one of its largest competitors, Ibico AG, a Swiss manufacturer and marketer of desktop binding and laminating products sold primarily to the retail market. We believe this acquisition will compliment General Binding's core competencies in document finishing by increasing its penetration into the office product superstore and traditional distributor markets. The combined businesses should achieve significant synergies and cost savings.

General Binding currently trades at 17 times our 1998 estimated earnings and 8 times cash flow.

THOMAS NELSON (NYSE: TNM) Last quarter, we decided to exit out of our position in Thomas Nelson due to increasing concerns over the long-term prospects of the company. Although recent results display evidence of an improvement in the company's fundamentals, we remain skeptical that this trend is sustainable.

The company continues to encounter difficulty in its core publishing businesses -- Christian Books and Bibles -- as the major book retailers gain purchasing leverage over their suppliers. Furthermore, management's decision to allocate additional capital to the highly competitive yet less profitable gift business is of significant concern to us. Lastly, Thomas Nelson has demonstrated an inability to generate consistent operating returns and cash flow. For these reasons, we recommend investors seek alternate investment opportunities.

THOMAS NELSON

501 Nelson Place
Nashville, TN 37214
(615) 889-9000

[GRAPHIC]

UPDATES


          BRADY
[LOGO]-Registered Trademark-

727 W. Glendale Ave.
Milwaukee, WI 53201
(414) 332-8100


W.H. BRADY COMPANY (OTC: BRCOA) continued its excellent record of growth in sales, earnings, and cash flow in 1997 and should continue to benefit from its investment in global growth opportunities and new products in the coming years. Brady dominates its niche oriented markets in industrial labels, facility identification, and safety related products. This allows Brady to achieve exceptional levels of profitability and generate excess cash flow. We expect this debt free, cash-rich company to continue to grow through new product development, expanding global markets and selective acquisitions.

Brady's management team has instilled a team-oriented, employee empowered corporate culture that is very unique within corporate America. The company's Shareholder Value Enhancement (SVE) program is engrained in this culture to focus on three main drivers of value enhancement: revenue growth, cost management, and asset utilization. Management and employee compensation is tied to the performance of the SVE program. We believe that over the long run this type of management will drive rewards to shareholders in excess of market returns.

W.H. Brady is not widely followed by Wall Street analysts and as a result, we feel that this Milwaukee based company is an undiscovered gem. Brady remains an excellent core holding in our portfolio and offers good value selling at 18 times next year's estimated earnings and 8 times cash flow.

SAFETY-KLEEN (NYSE: SK) We sold our position in this environmental services and recycling company following an extraordinary series of events. We initiated positions in Safety-Kleen in late 1994 at prices in the mid-teens, impressed by the stock's low valuation and the company's dominant franchise. Earnings growth, however, continued to be disappointing. Beginning in August 1997 Safety-Kleen made several important moves. Specifically, the company announced the departure of CEO, Jack Johnson, and the return of Don Brinkman, its founder, as Chairman and CEO on an interim basis. In addition, Safety-Kleen disclosed that it was hiring an investment banker to explore strategic options for enhancing shareholder value, including a sale of the company. In early November the company received a hostile bid from Laidlaw Environmental (NYSE: LLE) for roughly $26.00 per share in cash and stock. A few weeks later, Safety-Kleen announced a definitive agreement to sell the company for $27.00 per share in cash to a group led by Philip Services (NYSE: PHV). In order to lock in profits, we began to sell our positions after this announcement. The balance of our positions were sold in the weeks thereafter as it became clear that we were unlikely to see a significantly sweetened bid. After numerous delays, shareholders failed to endorse the Philip bid. In April 1998, Laidlaw Environmental was successful in its effort to acquire Safety-Kleen, with an improved bid of $18 in cash and approximately $12 in Laidlaw stock. We are pleased that our patience resulted in a profitable investment for our shareholders.


      [LOGO]
1000 North Randall Road
Elgin, IL 60123
(847) 697-8460

ARIEL EQUITY FUNDS


TEN LARGEST HOLDINGS
as of March 31, 1998

1    INTERFACE, INC.

     World's leading manufacturer and
     marketer of carpet tiles

2    MBIA, INC.

     Leading insurer of municipal bonds

3    FIRST BRANDS CORP.

     Manufacturer and marketer of
     consumer products for home and
     automobile markets

4    HASBRO, INC.

     Leading toy manufacturer

5    CENTRAL NEWSPAPERS, INC.

     Leading media company with daily
     and weekly newspapers in Phoenix
     and Indianapolis

6    ROUSE CO.

     Retail mall developer

7    SPECIALTY EQUIPMENT

     Manufacturer of commercial and
     institutional food service equipment

8    ECOLAB, INC.

     Leading developer and marketer
     of premium cleaning and sanitizing
     products and services for the
     hospitality markets

9    LIBBEY, INC.

     Leading producer of glass tableware
     in North America

10   AMERICAN MEDIA

     Leading publisher in the field of
     personality journalism


ARIEL GROWTH FUND

Inception November 6, 1986






ARIEL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH BUT DOES SO AT A HIGHER RISK THAN THE ARIEL APPRECIATION FUND. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO
CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.



AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1998

--------------------------------------------------------------------------------
                            1 Year      3 Year      5 Year      Life of Fund
--------------------------------------------------------------------------------
ARIEL GROWTH FUND           +47.4%      +27.5%      +17.2%        +16.4%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


                 [PIE CHART]

ARIEL GROWTH FUND PORTFOLIO COMPOSITION

Utilities                                      3.0%
Producer Durables                              8.9%
Consumer Staples                              10.4%
Financial Services                            10.4%
Materials and Processing                      23.1%
Technology                                     2.8%
Health Care                                    2.8%
Consumer Discretionary & Services             38.6%


S&P 500 PORTFOLIO COMPOSITION

Autos and Transportation                       3.6%
Producer Durables                              4.1%
Materials and Processing                       5.5%
Other                                          5.8%
Integrated Oils                                6.7%
Consumer Discretionary & Services             10.0%
Utilities                                     10.6%
Other Energy                                   1.2%
Financial Services                            17.9%
Technology                                    12.0%
Health Care                                   11.7%
Consumer Staples                              10.9%



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL GROWTH FUND AND COMPARABLE INDICES*


                                       [GRAPH]


     Date          Growth          S&P           Russell
      1986        $10,000        $10,000        $10,000
      1987        $11,367        $10,256         $9,281
      1988        $15,905        $11,960        $11,391
      1989        $19,900        $15,749        $13,604
      1990        $16,699        $15,260        $11,580
      1991        $22,163        $19,910        $16,988
      1992        $24,763        $21,427        $19,738
      1993        $26,924        $23,587        $23,002
      1994        $25,786        $23,897        $22,759
      1995        $30,562        $32,878        $29,975
      1996        $37,747        $40,426        $35,680
      1997        $51,502        $53,914        $44,370
      1998        $56,229        $61,434        $48,920



* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND

Inception December 1, 1989



ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL GROWTH FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.



AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1998

--------------------------------------------------------------------------------
                            1 Year      3 Year      5 Year      Life of Fund
--------------------------------------------------------------------------------
ARIEL APPRECIATION FUND     +51.0%      +29.3%      +18.6%        +15.9%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


[CHART]


ARIEL APPRECIATION FUND PORTFOLIO COMPOSITION

Utilities                                      4.1%
Health Care                                    5.8%
Producer Durables                              9.6%
Consumer Staples                              10.9%
Financial Services                            14.6%
Technology                                     1.5%
Consumer Discretionary & Services             37.1%
Materials and Processing                      16.2%





S&P 500 PORTFOLIO COMPOSITION

Autos and Transportation                       3.6%
Producer Durables                              4.1%
Materials and Processing                       5.5%
Other                                          5.8%
Integrated Oils                                6.7%
Consumer Discretionary & Services             10.0%
Utilities                                     10.6%
Other Energy                                   1.2%
Financial Services                            17.9%
Technology                                    12.0%
Health Care                                   11.7%
Consumer Staples                              10.9%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*


                                       [GRAPH]

     Date           App            S&P           Russel
      1989        $10,000        $10,000        $10,000
      1990         $9,902         $9,922         $8,554
      1991        $13,184        $12,945        $12,549
      1992        $14,930        $13,932        $14,580
      1993        $16,115        $15,336        $16,992
      1994        $14,763        $15,539        $16,812
      1995        $18,330        $21,378        $22,142
      1996        $22,677        $26,286        $26,356
      1997        $31,283        $35,056        $32,776
      1998        $34,133        $39,946        $36,137

* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.


TEN LARGEST HOLDINGS
as of March 31, 1998

1    HASBRO, INC.

     Leading toy manufacturer

2    MBIA, INC.

     Leading insurer of municipal bonds

3    FIRST BRANDS CORP.

     Manufacturer and marketer of
     consumer products for home and
     automobile markets

4    ROUSE CO.

     Retail mall developer

5    CENTURY TELEPHONE ENTERPRISES

     Diversified telecommunications
     company

6    SPECIALTY EQUIPMENT

     Manufacturer of commercial and
     institutional food service equipment

7    HARTE-HANKS COMMUNICATIONS

     Diversified communications company

8    NORTHERN TRUST CORP.

     Chicago-based bank holding company

9    ALLERGAN INC.

     Leading provider of specialty
     eyecare products

10   MORTON INTERNATIONAL

     Leading producer of specialty
     chemicals and salt

                               SCHEDULE OF INVESTMENTS


ARIEL GROWTH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)

Number         COMMON STOCKS-96.61%                  Cost      Market Value
of Shares
               ADVERTISING--4.71%
   131,800     Harte-Hanks Communications        $   831,458    $ 3,130,250
   128,600     Omnicom Group, Inc.                   922,050      6,052,237
                                                 -----------    -----------
                                                   1,753,508      9,182,487
                                                 -----------    -----------

               BUSINESS SERVICES--4.21%
   282,500     Ecolab, Inc.                        2,024,615      8,192,500
                                                 -----------    -----------

               CONSUMER PRODUCTS--8.64%
   394,700     First Brands Corp.                  7,128,135      9,842,831
   187,900     Libbey, Inc.                        7,032,241      6,999,275
                                                 -----------    -----------
                                                  14,160,376     16,842,106
                                                 -----------    -----------

               DIVERSIFIED OPERATIONS--3.49%
   344,800     Whitman Corp.                       5,500,501      6,809,800
                                                 -----------    -----------

Number         COMMON STOCKS-96.61% (cont)           Cost      Market Value
of Shares
               ELECTRICAL & ELECTRONICS--2.73%
   204,400     Littlefuse, Inc.*                 $ 5,339,632    $ 5,314,400
                                                 -----------    -----------

               ENTERTAINMENT & LEISURE--5.00%
   275,700     Hasbro, Inc.                        4,481,448      9,735,656
                                                 -----------    -----------

               FINANCIAL SERVICES--9.68%
   130,200     MBIA, Inc.                          4,202,961     10,090,500
    83,000     Northern Trust Corp.                1,447,989      6,204,250
    36,500     T. Rowe Price Associates              135,708      2,568,687
                                                 -----------    -----------
                                                   5,786,658     18,863,437
                                                 -----------    -----------

               FOOD & RESTAURANTS--5.51%
   193,933     Bob Evans Farms, Inc.               2,305,055      4,108,955
   205,300     McCormick & Co., Inc.               4,658,989      6,620,925
                                                 -----------    -----------
                                                   6,964,044     10,729,880
                                                 -----------    -----------

               FURNITURE & FURNISHINGS--8.96%
   273,700     Interface, Inc., Class A            4,269,388     11,375,656
   102,600     Leggett & Platt, Inc.               1,071,207      5,277,487
    23,780     Miller (Herman), Inc.                  94,704        797,373
                                                 -----------    -----------
                                                   5,435,299     17,450,516
                                                 -----------    -----------

               HEALTH CARE--2.24%
   115,000     Allergan, Inc.                      3,440,133      4,370,000
                                                 -----------    -----------

               INDUSTRIAL--7.84%
   153,200     Brady (WH) Co.                      4,087,777      5,132,200
   102,850     Hussman International, Inc.         1,355,034      1,928,438
   403,200     Specialty Equipment Cos., Inc.*     4,891,260      8,215,200
                                                 -----------    -----------
                                                  10,334,071     15,275,838
                                                 -----------    -----------

               INSURANCE--0.60%
    27,200     Arthur J. Gallagher & Co.             908,305      1,178,100
                                                 -----------    -----------

               NEWSPAPERS--8.47%
   886,010     American Media, Inc., Class A*      7,762,944      6,977,329
   134,100     Central Newspapers, Inc., Class A   3,772,304      9,529,481
                                                 -----------    -----------
                                                  11,535,248     16,506,810
                                                 -----------    -----------

               OFFICE & BUSINESS EQUIPMENT--4.62%
   167,720     General Binding Corp.               3,005,892      5,461,383
   143,900     Hunt Mfg. Co.                       1,916,478      3,534,544
                                                 -----------    -----------
                                                   4,922,370      8,995,927
                                                 -----------    -----------

Number         COMMON STOCKS-96.61% (cont)           Cost      Market Value
of Shares
               PACKAGING--3.07%
   223,000     Shorewood Packaging Corp.*        $ 2,269,493    $ 5,979,188
                                                 -----------    -----------

               PHARMACEUTICALS--0.04%
     5,750     Allergan Specialty Therapeutics,
                 Inc.*                                46,098         69,719
                                                 -----------    -----------

               PRINTING & PUBLISHING--5.89%
   412,800     Golden Books*                       4,587,356      4,747,200
   200,600     Lee Enterprises                     5,552,215      6,732,638
                                                 -----------    -----------
                                                  10,139,571     11,479,838
                                                 -----------    -----------

               REAL ESTATE--4.66%
   288,200     Rouse Co.                           4,882,494      9,078,300
                                                 -----------    -----------

               RETAILING--3.28%
   187,000     Longs Drug Stores, Inc.             3,312,291      5,691,813
    34,283     Midas, Inc.*                          537,012        707,087
                                                 -----------    -----------
                                                   3,849,303      6,398,900
                                                 -----------    -----------

               TELECOMMUNICATIONS--2.97%
    94,600     Century Telephone Enterprises       3,181,660      5,782,424
                                                 -----------    -----------

               Total Common Stocks               106,954,827    188,235,826
                                                 -----------    -----------


 Principal     REPURCHASE
    Amount     AGREEMENTS-4.17%                     Cost        Market Value
$8,132,256     State Street Bank & Trust
               Company Repurchase Agreement,
               4.75%, dated 3/31/98, repurchase
               price $8,133,329 maturing 4/1/98
               (collateralized by U.S. Treasury
               Bond, 5.875%, 4/30/98)           $  8,132,256   $  8,132,256
                                                ------------   ------------

               Total Repurchase Agreements         8,132,256      8,132,256
                                                ------------   ------------

               Total Investments-100.78%        $115,087,083    196,368,082
                                                ------------
                                                ------------

               Liabilities, less
               Cash and Other Assets-(0.78)%                    (1,521,212)
                                                               ------------


               NET ASSETS-100.00%                              $194,846,870
                                                               ------------
                                                               ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)

Number         COMMON STOCKS-96.98%                  Cost      Market Value
of Shares
               ADVERTISING--6.96%
   374,750     Harte-Hanks Communications        $ 2,239,400    $ 8,900,312
   160,300     Omnicom Group, Inc.                 1,565,730      7,544,119
                                                 -----------    -----------
                                                   3,805,130     16,444,431
                                                 -----------    -----------

               BUSINESS SERVICES--3.01%
   129,600     Ecolab, Inc.                        1,601,491      3,758,400
    91,700     Equifax, Inc.                       1,904,985      3,347,050
                                                 -----------    -----------
                                                   3,506,476      7,105,450
                                                 -----------    -----------

               CHEMICALS--3.54%
   254,500     Morton International, Inc.          7,463,539      8,350,781
                                                 -----------    -----------

               CONSUMER PRODUCTS--8.71%
    31,700     Clorox Co.                          1,094,860      2,716,294
   399,300     First Brands Corp.                  8,937,769      9,957,544
   211,800     Libbey, Inc.                        7,856,496      7,889,550
                                                 -----------    -----------
                                                  17,889,125     20,563,388
                                                 -----------    -----------

               DIVERSIFIED OPERATIONS--3.53%
   421,600     Whitman Corp.                       6,830,933      8,326,600
                                                 -----------    -----------

               ELECTRICAL & ELECTRONICS--1.50%
   136,400     Littlefuse, Inc.*                   3,602,533      3,546,400
                                                 -----------    -----------

               ENTERTAINMENT & LEISURE--8.38%
   116,700     Carnival Cruise Lines, Inc.         1,805,622      8,139,825
   329,700     Hasbro, Inc.                        5,763,878     11,642,531
                                                 -----------    -----------
                                                   7,569,500     19,782,356
                                                 -----------    -----------

               FINANCIAL SERVICES--12.15%
   143,900     MBIA, Inc.                          5,463,512     11,152,250
   116,800     MBNA Corp.                            899,280      4,182,900
   114,700     Northern Trust Corp.                2,386,266      8,573,825
    67,900     T. Rowe Price Associates              984,550      4,778,462
                                                 -----------    -----------
                                                   9,733,608     28,687,437
                                                 -----------    -----------

               FOOD & RESTAURANTS--4.26%
   145,900     Bob Evans Farms, Inc.               2,837,068      3,091,256
   216,255     McCormick & Co., Inc.               5,185,410      6,974,224
                                                 -----------    -----------
                                                   8,022,478     10,065,480
                                                 -----------    -----------

Number         COMMON STOCKS-96.98% (cont)           Cost      Market Value
of Shares
               FURNITURE & FURNISHINGS--5.00%
   153,860     Leggett & Platt, Inc.             $ 1,876,028    $ 7,914,174
   116,400     Miller (Herman), Inc.                 794,362      3,903,037
                                                 -----------    -----------
                                                   2,670,390     11,817,211
                                                 -----------    -----------

               HEALTH CARE--5.61%
   223,200     Allergan, Inc.                      7,601,291      8,481,600
   182,000     Sybron Corp.*                       1,050,861      4,754,750
                                                 -----------    -----------
                                                   8,652,152     13,236,350
                                                 -----------    -----------

               INDUSTRIAL--7.66%
   196,300     Brady (WH) Co.                      4,581,116      6,576,050
   122,450     Hussman International, Inc.         1,646,582      2,295,938
   452,100     Specialty Equipment Cos., Inc.*     5,960,590      9,211,537
                                                 -----------    -----------
                                                  12,188,288     18,083,525
                                                 -----------    -----------

               INSURANCE--0.73%
    34,500     Arthur J. Gallagher & Co.           1,156,293      1,494,281
     4,190     Choicepoint, Inc.*                     33,284        228,093
                                                 -----------    -----------
                                                   1,189,577      1,722,374
                                                 -----------    -----------

               NEWSPAPERS--3.47%
    81,700     Central Newspapers, Inc., Class A   4,424,303      5,805,806
    34,000     Tribune Co.                           863,186      2,397,000
                                                 -----------    -----------
                                                   5,287,489      8,202,806
                                                 -----------    -----------

               OFFICE & BUSINESS EQUIPMENT--3.57%
   129,305     General Binding Corp.               2,131,765      4,210,494
    45,000     Pitney-Bowes, Inc.                    802,490      2,258,438
    79,500     Hunt Corp.                          1,853,717      1,952,719
                                                 -----------    -----------
                                                   4,787,972      8,421,651
                                                 -----------    -----------

               PACKAGING--2.87%
   252,810     Shorewood Packaging Corp.*          2,666,047      6,778,468
                                                 -----------    -----------

               PHARMACEUTICALS--0.05%
     9,485     Allergan Specialty Therapeutics,
                 Inc.*                                85,109        115,006
                                                 -----------    -----------

               PRINTING & PUBLISHING--4.56%
   107,200     Houghton Mifflin Co.                2,268,388      3,417,000
   219,200     Lee Enterprises                     6,039,403      7,356,900
                                                 -----------    -----------
                                                   8,307,791     10,773,900
                                                 -----------    -----------

               REAL ESTATE--4.13%
   309,900     Rouse Co.                           4,393,037      9,761,850
                                                 -----------    -----------

Number         COMMON STOCKS-96.98% (cont)           Cost      Market Value
of Shares
               RETAILING--3.27%
   225,840     Longs Drug Stores, Inc.            $4,114,765     $6,874,005
    40,816     Midas, Inc.*                          652,551        841,830
                                                 -----------    -----------
                                                   4,767,316      7,715,835
                                                 -----------    -----------

               TELECOMMUNICATIONS--4.02%
   155,300     Century Telephone Enterprises       5,105,899      9,492,714
                                                 -----------    -----------

               Total Common Stocks               128,524,389    228,994,013
                                                 -----------    -----------


Principal      REPURCHASE AGREEMENTS-3.82%
Amount
$9,018,105     State Street Bank & Trust
               Company Repurchase
               Agreement, 4.75%, dated
               3/31/98,  repurchase price
               $9,019,295 maturing 4/1/98
               (collateralized by
               U.S. Treasury Bond,
               5.875%, 4/30/98)                    9,018,105      9,018,105
                                                ------------   ------------

               Total Repurchase Agreements         9,018,105      9,018,105
                                                ------------   ------------

               Total Investments-100.80%        $137,542,494    238,012,118
                                                ------------
                                                ------------


                                                               Market Value
               Liabilities, less Cash
               and Other Assets-(0.80)%                        $(1,888,169)
                                                               ------------

               NET ASSETS-100.00%                              $236,123,949
                                                               ------------
                                                               ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.

                              EQUITY STATISTICAL SUMMARY

ARIEL GROWTH
(UNAUDITED)

                                                                          EARNINGS PER SHARE
                                                                          ------------------
                                                      52 - WEEK           1997       1998        1997       1998      MARKET
                              TICKER     PRICE          RANGE            ACTUAL    ESTIMATED      P/E        P/E       CAP.
COMPANY                       SYMBOL    3/31/98     ---------------     CALENDAR   CALENDAR     CALENDAR  CALENDAR    ($MM)
                                                    LOW        HIGH
Allergan Specialty
  Therapeutics (*)            ASTI       12.13        8.50     14.50     NM        (5.20)        NM          NM          40
Hunt Corp.                    HUN        24.56       17.50     24.75     1.22       1.42         20.1        17.3       276
American Media, Inc.          ENQ         7.88        5.38      9.06     0.27       0.28         29.2        28.1       334
Midas Inc.                    MDS        20.63       15.25     21.00     1.41       1.67         14.6        12.4       350
Specialty Equipment Cos.      SPEQ       20.38       12.13     23.75     1.62       1.92         12.6        10.6       444
Shorewood Packaging Corp.     SWD        26.81       17.50     28.38     1.45       1.65         18.5        16.2       484
General Binding Corp.         GBND       32.56       25.50     33.50     1.80       1.86         18.1        17.5       513
Golden Books Family
  Entertainment               GBFE       11.50        7.88     13.38    (2.18)     (2.02)        NM          NM         591
Littelfuse, Inc.              LFUS       26.00       21.75     35.50     1.07       1.22         24.3        21.3       617
Libbey, Inc.                  LBY        37.25       28.00     42.25     2.30       2.67         16.2        14.0       656
Arthur J. Gallagher & Co.     AJG        43.31       30.38     46.13     2.75       2.95         15.7        14.7       719
W.H. Brady Co.                BRCOA      33.50       22.00     35.00     1.50       1.69         22.3        19.8       753
Bob Evans Farms, Inc.         BOBE       21.19       12.88     22.50     1.04       1.29         20.4        16.4       882
Hussmann International        HSM        18.75       13.50     18.75     0.98       1.17         19.1        16.0       951
First Brands Corp.            FBR        24.94       20.13     28.50     1.38       1.58         18.1        15.8       989
Interface, Inc.               IFSIA      41.56       21.00     42.38     1.53       1.99         27.2        20.9     1,008
Longs Drug Stores Corp.       LDG        30.44       22.63     33.63     1.49       1.59         20.4        19.1     1,176
Lee Enterprises               LEE        33.56       22.38     33.56     1.29       1.43         26.0        23.5     1,515
Harte-Hanks Communications    HHS        23.50       13.38     24.25     1.15       1.65         20.4        14.2     1,729
Central Newspapers, Inc.      ECP        71.06       47.88     76.88     3.30       3.86         21.5        18.4     1,792
Whitman Corp.                 WH         19.75       15.56     21.00     0.46       0.70         42.9        28.2     1,987
McCormick & Company, Inc.     MCCRK      32.25       22.75     33.25     1.26       1.46         25.6        22.1     2,375
Rouse Company                 RSE        31.50       25.75     35.69     2.50       2.75         12.6        11.5     2,432
Allergan Inc.                 AGN        38.00       25.88     39.00     1.57       1.90         24.2        20.0     2,491
Herman Miller, Inc.           MLHR       33.53       14.00     36.25     1.11       1.43         30.2        23.4     3,009
Century Telephone
  Enterprises                 CTL        40.75       19.00     41.08     2.46       2.75         16.6        14.8     3,627
Ecolab, Inc.                  ECL        29.00       19.06     29.63     1.00       1.14         29.0        25.4     3,742
T. Rowe Price Associates      TROW       70.38       36.50     74.88     2.26       2.73         31.1        25.8     4,562
Hasbro, Inc.                  HAS        35.31       22.88     38.63     1.69       1.86         20.9        19.0     4,701
Leggett & Platt, Inc.         LEG        51.44       32.25     55.50     2.16       2.47         23.8        20.8     5,040
MBIA Inc.                     MBI        77.50       45.44     77.75     4.06       4.55         19.1        17.0     7,572
Omnicom Group, Inc.           OMC        47.06       23.75     47.13     1.37       1.60         34.4        29.4     7,969
Northern Trust Corp.          NTRS       74.75       35.88     78.13     2.65       3.06         28.2        24.4     8,336



Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.
          NM = Not Meaningful.   (*) Recent spin-off from Allergan, Inc.
18

ARIEL APPRECIATION
(UNAUDITED)


                                                                          EARNINGS PER SHARE
                                                                          ------------------
                                                      52 - WEEK           1997       1998        1997       1998      MARKET
                              TICKER     PRICE          RANGE            ACTUAL    ESTIMATED      P/E        P/E       CAP.
COMPANY                       SYMBOL    3/31/98     ---------------     CALENDAR   CALENDAR     CALENDAR  CALENDAR    ($MM)
                                                    LOW        HIGH
Allergan Specialty
  Therapeutics (*)            ASTI       12.13        8.50     14.50     NM        (5.20)        NM          NM          40
Hunt Corp.                    HUN        24.56       17.50     24.75     1.22       1.42         20.1        17.3       276
Midas Inc.                    MDS        20.63       15.25     21.00     1.41       1.67         14.6        12.4       350
Specialty Equipment Cos.      SPEQ       20.38       12.13     23.75     1.62       1.92         12.6        10.6       444
Shorewood Packaging Corp.     SWD        26.81       17.50     28.38     1.45       1.65         18.5        16.2       484
General Binding Corp.         GBND       32.56       25.50     33.50     1.80       1.86         18.1        17.5       513
Littelfuse, Inc.              LFUS       26.00       21.75     35.50     1.07       1.22         24.3        21.3       617
Libbey, Inc.                  LBY        37.25       28.00     42.25     2.30       2.67         16.2        14.0       656
Arthur J. Gallagher & Co.     AJG        43.31       30.38     46.13     2.75       2.95         15.7        14.7       719
W.H. Brady Co.                BRCOA      33.50       22.00     35.00     1.50       1.69         22.3        19.8       753
ChoicePoint, Inc.             CPS        54.44       30.75     56.50     1.92       2.35         28.4        23.2       824
Bob Evans Farms, Inc.         BOBE       21.19       12.88     22.50     1.04       1.29         20.4        16.4       882
Houghton Mifflin Company      HTN        31.88       26.31     40.25     1.51       1.27         21.1        25.1       929
Hussmann International        HSM        18.75       13.50     18.75     0.98       1.17         19.1        16.0       951
First Brands Corp.            FBR        24.94       20.13     28.50     1.38       1.58         18.1        15.8       989
Longs Drug Stores Corp.       LDG        30.44       22.63     33.63     1.49       1.59         20.4        19.1     1,176
Lee Enterprises               LEE        33.56       22.38     33.56     1.29       1.43         26.0        23.5     1,515
Harte-Hanks Communications    HHS        23.50       13.38     24.25     1.15       1.65         20.4        14.2     1,729
Central Newspapers, Inc.      ECP        71.06       47.88     76.88     3.30       3.86         21.5        18.4     1,792
Whitman Corp.                 WH         19.75       15.56     21.00     0.46       0.70         42.9        28.2     1,987
McCormick & Company, Inc.     MCCRK      32.25       22.75     33.25     1.26       1.46         25.6        22.1     2,375
Rouse Company                 RSE        31.50       25.75     35.69     2.50       2.75         12.6        11.5     2,432
Allergan Inc.                 AGN        38.00       25.88     39.00     1.57       1.90         24.2        20.0     2,491
Sybron International Corp.    SYB        26.13       13.38     28.69     0.83       1.02         31.5        25.6     2,540
Herman Miller, Inc.           MLHR       33.53       14.00     36.25     1.11       1.43         30.2        23.4     3,009
Century Telephone
  Enterprises                 CTL        40.75       19.00       41.08     2.46       2.75        16.6        14.8     3,627
Ecolab, Inc.                  ECL        29.00       19.06       29.63     1.00       1.14        29.0        25.4     3,742
Morton International          MII        32.81       29.81       42.88     1.45       1.68        22.6        19.5     4,411
T. Rowe Price Associates      TROW       70.38       36.50       74.88     2.26       2.73        31.1        25.8     4,562
Hasbro, Inc.                  HAS        35.31       22.88       38.63     1.69       1.86        20.9        19.0     4,701
Leggett & Platt, Inc.         LEG        51.44       32.25       55.50     2.16       2.47        23.8        20.8     5,040
Equifax, Inc.                 EFX        36.50       26.50       37.63     1.29       1.48        28.3        24.7     5,286
MBIA Inc.                     MBI        77.50       45.44       77.75     4.06       4.55        19.1        17.0     7,572
Omnicom Group, Inc.           OMC        47.06       23.75       47.13     1.37       1.60        34.4        29.4     7,969
Clorox Company                CLX        79.38       48.63       80.38     2.51       2.85        31.6        27.9     8,203
Northern Trust Corp.          NTRS       74.75       35.88       78.13     2.65       3.06        28.2        24.4     8,336
Tribune Company               TRB        70.50       39.75       70.81     2.30       2.60        30.7        27.1     8,641
Pitney Bowes Inc.             PBI        50.19       27.94       51.94     1.80       2.05        27.9        24.5    14,239
MBNA Corp.                    KRB        35.81       18.50       37.75     1.10       1.43        32.6        25.0    18,800
Carnival Corp.                CCL        69.75       34.38       69.75     2.23       2.64        31.3        26.4    20,849

                                                                              19
Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes. NM = Not Meaningful. (*) Recent spin-off from Allergan, Inc.

ARIEL PREMIER BOND


DEAR FELLOW SHAREHOLDER: For the quarter ending March 31, 1998, the Ariel Premier Bond Fund Institutional Class returned +1.47%, the Investor Class posted a +1.46% return and the Lehman Brothers Aggregate Index gained +1.56% for the same period. The Ariel Premier Bond Fund continues to be a solid performer among its peers, as the one-quarter performance ranks in the top-half and the one-year performance ranks in the top third of Morningstar, Inc.'s High-Quality Corporate Bond Fund Category.

With Treasury yields at quarter-end virtually unchanged from the yields at the beginning of the year, one might assume a quiet, uneventful period. In reality, rates were quite volatile with two-year Treasury yields falling to 5.03% and ten-year's falling to 5.28% in early January. These lows occurred as concerns regarding the Asian economy had heightened. Yet, persistently strong domestic economic reports brought yields back to where they began the year. Nevertheless, these yield levels continue to reflect a consensus that the effects of the Asian shock on the U.S. economy will be significant enough to cause the Fed to lower short-term rates.

We believe current expectations for lower inflation are overly optimistic, and rates will eventually have to rise. Moreover, we continue to feel the effects of the Asian shock will be temporary and ultimately overwhelmed by the strength of the domestic economy. This will lead to a Fed tightening as the wage pressures in the labor market result in rising inflation. As a matter of fact, many prices, particularly in the service sector, are already experiencing higher inflation rates. It is falling prices in a few isolated sectors, mostly computers, that are holding inflation steady. Our forecast is for the ten-year Treasury yield to rise to about 6.5% by year-end, accompanied by a modest increase in the Federal funds rate. Accordingly, the Ariel Premier Bond Fund maintains a duration position 3/4 years shorter than the index.

The widening in corporate and asset-backed spreads over late 1997 and early 1998 presented an opportunity to increase the portfolio's exposure to these sectors. Currently, we have an index-neutral exposure to corporate spreads and are significantly overweighted in AAA-rated asset-backed securities. Mortgage spread exposure is modestly greater than the benchmark, but exposure to prepayment risk is limited, since most portfolio holdings are discount and current coupon issues.

To summarize, the portfolio as currently positioned will perform well if the domestic economy continues to grow at 2.5% or better and the optimism embedded in current yield levels is eventually disappointed.

We are proud to have your confidence and appreciate your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.                 /s/ Kenneth R. Meyer

John W. Rogers, Jr.                     Kenneth R. Meyer
President                               President
Ariel Capital Management, Inc.          Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1998

--------------------------------------------------------------------------------
                                         4Q97         1 Year   Life of Fund
--------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.        1.5%         +11.2%      +6.9%
ARIEL PREMIER BOND FUND, INV. CL.         1.5%         +10.2%      +8.1%


                     [PIE CHART]


ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION

Government & Agency                         14.4%
Mortgage-Backed                             16.7%
Asset-Backed                                31.4%
Corporate                                   14.6%
Other Assets & Cash                          2.2%
Commercial Paper                            20.7%


                     [PIE CHART]


LEHMAN AGGREGATE BOND INDEX PORTFOLIO COMPOSITION

Government & Agency                         48.8%
Corporate                                   20.0%
Mortgage-Backed                             30.2%
Asset-Backed                                 1.0%



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL. AND COMPARABLE INDICES*

                   [GRAPH]

INVESTOR CLASS
   Date             Bond          Lehman
    Feb-97        $10,000        $10,000
    Mar-97         $9,930         $9,914
    Apr-97        $10,020        $10,062
    May-97        $10,060        $10,158
    Jun-97         10,265        $10,279
    Jul-97        $10,516        $10,556
    Aug-97        $10,443        $10,467
    Sep-97        $10,573        $10,622
    Oct-97        $10,715        $10,773
    Nov-97        $10,743        $10,823
    Dec-97        $10,786        $10,932
    Mar-98        $10,944        $11,102


Comparison od change in value of $1,000,000 invested in Ariel Premier Bond Fund, Inv. CL. and comparable indices*

                   [GRAPH]

   Date           Bond          Lehman
    Oct-95     $1,000,000     $1,000,000
    Dec-95     $1,035,122     $1,042,614
    Mar-96     $1,009,187     $1,024,120
    Jun-96     $1,018,867     $1,029,953
    Sep-96     $1,039,607     $1,048,996
    Dec-96     $1,067,709     $1,080,467
    Mar-97     $1,063,762     $1,074,420
    Jun-97     $1,101,562     $1,113,997
    Sep-97     $1,135,857     $1,151,139
    Dec-97     $1,165,544     $1,184,769
    Mar-98     $1,182,644     $1,203,205


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.


ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUNDS ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)




      Par Value     ASSET-BACKED SECURITIES-31.40%                          Cost        Market Value

     $2,630,000     American Express, 971A,
                    6.40%, 4/15/2005                                  $2,632,057          $2,672,054
      1,000,000     Associates Manufactured Housing,
                    972A-3, 6.275%, 3/15/2028                            999,703           1,003,440
      1,381,123     BancOne 97BA,
                    6.29%, 7/20/2004                                   1,381,033           1,388,029
        600,000     Capital Equipment Receivables
                    Trust, 97-1A4, 6.19%, 2/15/2002                      600,000             600,000
      1,000,000     Chase Credit Card 96C 3A,
                    7.04%, 2/15/2005                                   1,031,702           1,032,280
         70,000     Circuit City Credit Card,
                    1995-1A, 6.375%, 8/15/2005                            69,212              70,720
        400,000     CSFB 97-C1 A1C,
                    7.24%, 4/20/2007                                     414,451             418,436
      2,000,000     EQCC Home Equity, 973-A9
                    6.57%, 2/15/2029                                   1,983,820           1,974,680
      2,900,000     Federal National Mortgage
                    Association (FNMA), 6.45%, 8/17/2013               2,936,515           2,909,512
      1,170,000     Finger Hut, 96-1A,
                    6.45%, 2/20/2002                                   1,176,768           1,185,292
        800,000     First Omni, 96-AA, 6.65%, 9/15/2003                  806,584             819,128
      2,012,902     Fleetwood, 97BA, 6.40%, 5/15/2013                  2,010,129           2,027,455
         60,000     Green Tree Financial, 1995-1 A5,
                    8.40%, 6/15/2025                                      65,853              63,588


      Par Value     ASSET-BACKED SECURITIES-31.40% (cont)                   Cost        Market Value

     $1,022,027     IMC Excess Cash, 7.41%,
                    11/26/2028                                        $1,021,989          $1,017,234
      1,450,000     J.C. Penney Master Credit Card Trust,
                    1990-C1, 9.625%, 6/30/2000                         1,543,017           1,557,039
      2,500,000     MBNA Master Credit Card, 95DA,
                    6.05%, 11/15/2002                                  2,490,752           2,510,025
        380,000     MBNA Master Credit Card II 971A,
                    6.55%, 1/15/2007                                     383,211             389,869
      1,264,210     Merrill Lynch Mortgage Investors, Inc.,
                    1995-C2-A1, Floating Rate, 6/15/2021               1,281,263           1,281,593
        300,000     The Money Store, 1996-1 A3,
                    6.85%, 12/20/2002                                    299,964             306,771
        550,000     The Money Store, 1997-A A3,
                    6.675%, 4/15/2012                                    549,835             552,183
        300,000     The Money Store, 1996-B A6,
                    7.38%, 5/15/2017                                     299,955             305,919
      1,000,000     The Money Store, 1996-B A9,
                    8.14%, 10/15/2027                                  1,061,651           1,066,900
        182,934     Olympic Auto Receivables,
                    1995-EA4, 5.85%, 3/15/2001                           181,539             182,992
      1,440,000     Prime, 95-1A, 6.75%, 11/15/2005                    1,446,248           1,479,902
        311,111     Private Label Credit Card,
                    1994-2A, 7.80%, 9/20/2003                            316,902             315,457
        315,226     Salomon Brothers, 96LB2A3,
                    6.875%, 10/25/2026                                   315,207             314,933
        940,000     Salomon Brothers Mortgage Sec.,
                    97 6A3, 6.76%, 12/25/2027                            938,830             942,200


      Par Value     ASSET-BACKED SECURITIES-31.40% (cont)                   Cost        Market Value

        $45,000     Sears Credit Account, 96-1A,
                    6.20%, 2/16/2006                                     $44,195             $45,278
        440,000     Sears Credit Account, 96-2A,
                    6.50%, 10/15/2003                                    438,018             443,036
      2,005,000     Sears Credit Account, 96-4A,
                    6.45%, 10/16/2006                                  2,001,094           2,023,486
        420,000     Standard Credit Card Master -
                    Citibank, 94-4A, 8.25%, 11/7/2003                    443,453             447,426
      2,300,000     Standard Credit Card Master -
                    Citibank, 951A, 8.25%, 1/7/2007                    2,496,396           2,561,740
      1,400,000     Team Fleet Financial Co.,
                    97-1A, 7.35%, 5/15/2003+                           1,399,162           1,443,134
        550,000     Thirteen Affiliates, 97C1 A2,
                    6.602%, 11/15/2007+                                  550,000             554,290
        300,000     UCFC, 96 CA 3,
                    7.15%, 12/15/2013                                    299,955             305,076
      1,880,000     World Financial, 96-AA,
                    6.70%, 2/15/2004                                   1,888,912           1,918,352
      2,200,000     World Omni Auto Lease, 97B3,
                    6.18%, 11/25/2003                                  2,199,778           2,198,790
        398,696     World Omni Auto Lease,
                    1996-BA3, 6.25%, 11/15/2002                          398,150             400,163
                                                                         -------             -------
                    Total Asset-Backed Securities                     40,397,303          40,728,402
                                                                      ----------          ----------

                    CORPORATE DEBT-14.60%

        410,000     American General Inst.,
                    8.125%, 3/15/2046+                                   436,581             451,512
        550,000     American Stores, 8.00%, 6/1/2026                     605,826             606,375


      Par Value     CORPORATE DEBT-14.60% (cont)                            Cost        Market Value

       $570,000     Archer Daniels II, 6.95%, 12/15/2097                $567,635            $576,413
        185,000     Bayer Corp., 6.65%, 2/15/2028+                       184,023             183,613
        275,000     Bank of America Capital II,
                    8.00%, 12/15/2026                                    271,257             291,844
        225,000     Bellsouth Telecom,
                    7.00%, 12/1/2095                                     229,646             232,031
        550,000     Best Foods, 5.60%, 10/15/2097                        424,416             445,500
      1,000,000     Boston Scientific, 6.625%, 3/15/2005                 999,493           1,003,750
        325,000     Chrysler Corp.,
                    7.40%, 8/1/2097                                      334,980             338,813
        575,000     Coca-Cola Enterprises,
                    6.750%, 1/15/2038                                    565,825             564,219
        900,000     Consumers Energy 144,
                    6.875%, 3/1/2018                                     886,791             882,000
        625,000     Dana Corp., 7.00%, 3/15/2028                         620,895             621,875
        515,000     FedEx, 7.60%, 7/1/2097                               540,543             547,188
        275,000     J.C. Penney Co., 7.625%, 3/1/2097                    269,473             291,156
         95,000     JP Morgan Capital Trust I,
                    7.54%, 1/15/2027                                      95,000              96,425
        710,000     Lincoln National Corp.,
                    7.00%, 3/15/2018                                     708,354             707,337
        610,000     Mirage Resorts, 6.75%, 2/1/2008                      606,796             600,088
        245,000     News America Holdings,
                    8.00%, 10/17/2016                                    263,798             264,906
      1,400,000     Philip Morris, 7.125%, 8/15/2002                   1,391,142           1,435,000
      1,000,000     PSI Energy, 7.25%, 3/15/2028                         999,010             986,250
      1,800,417     Railcar Leasing, 97-1A, 6.75%,
                    7/15/2006+                                         1,799,749           1,831,924


      Par Value     CORPORATE DEBT-14.60% (cont)                            Cost        Market Value

     $1,496,880     Railcar Trust, 1992-1A,
                    7.75%, 6/1/2004                                   $1,556,521          $1,574,912
        525,000     Time Warner Enterprise,
                    8.375%, 7/15/2033                                    586,817             604,406
        340,000     US West Capital Funding, Inc.,
                    6.95%, 1/15/2037                                     339,324             352,750
      1,000,000     Safeco Capital Trust,
                    8.072%, 7/15/2037                                  1,000,000           1,050,000
        805,000     Suntrust Cap II, 7.90%, 6/15/2027                    809,683             861,350
      1,250,000     Union Planters, 6.50%, 3/15/2018                   1,241,333           1,239,062
        280,000     Zurich Capital Trust,
                    8.376%, 6/1/2037+                                    294,967             305,200
                                                                         -------             -------

                    Total Corporate Debt                              18,629,878          18,945,899
                                                                      ----------          ----------


                    U.S. GOVERNMENT AGENCIES-18.98%

                    MORTGAGE-BACKED SECURITIES--16.67%

      1,440,040     Federal Home Loan Mortgage
                    Corp. (FHLMC), 6.50%, 11/1/2025                    1,360,055           1,435,979
      3,801,758     FHLMC, 6.50%, 2/1/2026                             3,679,996           3,777,996
      5,300,730     FHLMC, Gold, 6.50%, 3/1/2026                       5,015,515           5,262,618
        418,126     FHLMC, Gold, 6.50%, 4/1/2026                         385,916             415,268
        725,522     FHLMC, Gold, 6.50%, 5/1/2026                         669,623             720,080
         42,475     FNMA, 7.00%, 10/1/2023                                41,757              43,072
      1,752,140     FNMA, 6.50%, 4/1/2024                              1,671,570           1,738,999
        423,246     FNMA, 7.00%, 5/1/2024                                416,083             428,931


      Par Value     U.S. GOVERNMENT AGENCIES-18.98% (cont)                  Cost        Market Value

                    MORTGAGE-BACKED SECURITIES--16.67% (CONT)

       $451,557     FNMA, 6.50%, 11/1/2025                              $414,987            $448,025
      1,408,683     FNMA, 6.50%, 1/1/2026                              1,435,798           1,467,727
      5,942,764     FNMA, 6.50%, 5/1/2026                              5,604,242           5,890,765
                                                                       ---------           ---------

                                                                      20,695,542          21,629,190
                                                                      ----------          ----------


                    OTHER AGENCY ISSUES--2.31%

        250,000     Government Trust Certificate,
                    Aid Israel, 5.70%, 2/15/2003                         249,351             246,562
      1,556,182     Government Trust Certificate,
                    Israel Trust, Series 2E, 9.40%,
                    5/15/2002                                          1,648,364           1,622,320
        953,134     Pemex Exp Trust, 7.66%, 8/15/2001                    977,216             983,044
        110,000     Resolution Funding Corporation,
                    8.875%, 7/15/2020                                    136,180             145,527
                                                                         -------             -------

                                                                       3,011,111           2,997,453
                                                                       ---------           ---------


                    Total U.S. Government Agencies                    23,706,653          24,626,643
                                                                      ----------          ----------


                    U.S. GOVERNMENT OBLIGATIONS-12.07%

        425,000     U.S.  Treasury Bond,
                    11.75%, 11/15/2014                                   602,830             631,206
      3,515,000     U.S. Treasury Bond,
                    8.125%, 8/15/2019                                  4,167,857           4,395,508
      1,005,000     U.S. Treasury Bond,
                    6.625%, 2/15/2027                                  1,091,469           1,089,973


      Par Value     U.S. GOVERNMENT OBLIGS.-12.07% (cont)                   Cost        Market Value
     $8,825,000     U.S. Treasury Note,
                    7.50%, 10/31/1999                                 $8,994,101          $9,072,276
        450,000     U.S. Treasury Note,
                    6.50%, 5/15/2005                                     445,866             469,444
                                                                         -------             -------

                    Total U.S. Government
                    Obligations                                       15,302,123          15,658,407
                                                                      ----------          ----------


                    COMMERCIAL PAPER-20.74%
      3,000,000     Abbott Laboratories,
                    5.49%, 4/17/98                                     2,992,680           2,992,680
      3,000,000     CIESCO LP,
                    5.50%, 5/22/98                                     2,976,625           2,976,625
      3,000,000     Eastman Kodak,
                    5.50%, 5/21/98                                     2,977,083           2,977,083
      3,000,000     Falcon Asset SEC COR,
                    5.54%, 4/15/98                                     2,993,537           2,993,537
      3,000,000     Ford Motor Credit Co.,
                    5.54%, 4/10/98                                     2,995,845           2,995,845
      3,000,000     Kitty Hawk Funding,
                    5.56%, 4/20/98                                     2,991,197           2,991,197
      3,000,000     Metlife Funding,
                    5.52%, 4/13/98                                     2,994,480           2,994,480
      3,000,000     Norwest Corporation,
                    5.53%, 4/13/98                                     2,994,470           2,994,470


      Par Value     COMMERCIAL PAPER-20.74%                                  Cost        Market Value
     $3,000,000     Receivable Capital,
                    5.54%, 4/27/98                                    $2,987,996          $2,987,996
                                                                      ----------          ----------

                    Total Commercial Paper                            26,903,913          26,903,913
                                                                      ----------          ----------


                    REPURCHASE AGREEMENTS-1.51%
      1,960,792     State Street Bank & Trust
                    Company Repurchase Agreement,
                    4.75%, dated 3/31/98, repurchase price
                    $1,961,050, maturing 4/1/98
                    (collateralized by U.S. Treasury Bond,
                    5.875%, 4/30/98)                                   1,960,791           1,960,791
                                                                       ---------           ---------


                    Total Repurchase
                    Agreements                                         1,960,791           1,960,791
                                                                       ---------           ---------


                    Total Investments-99.30%                        $126,900,661         128,824,055
                                                                    ------------
                                                                    ------------


                    Other Assets and Cash
                    less Liabilities-0.70%                                                   903,037
                                                                                             -------


                    NET ASSETS-100.00%                                                  $129,727,092
                                                                                        ------------
                                                                                        ------------


The accompanying notes are an integral part of the financial statements. + SEC Rule 144A restriction

Statement of Assets & Liabilities

MARCH 31, 1998 (Unaudited)


                                                  GROWTH      APPRECIATION       PREMIER
                                                   FUND           FUND          BOND FUND
                                                   ----           ----          ---------
ASSETS:
  Investments in securities, at value
   (cost $115,087,083, $137,542,494
   and $126,900,661, respectively)              $196,368,082   $238,012,118   $128,824,055
 Dividends and interest receivable                   286,471        309,707        971,749
 Receivable for fund shares issued                    54,510        130,995         20,910
 Prepaid and other assets                             13,274         17,750            735
                                                      ------         ------            ---
    Total assets                                 196,722,337    238,470,570    129,817,449
                                                 -----------    -----------    -----------

LIABILITIES:
 Payable for securities purchased                  1,596,556      1,926,449             --
 Accrued management fee                              107,159        148,565         48,459
 Accrued distribution fee                             41,323         49,653            146
 Payable for shares redeemed                          21,418        103,965             --
 Shareholder distributions payable                        --             --         41,752
 Other liabilities                                   109,011        117,989             --
                                                     -------        -------         ------
    Total liabilities                              1,875,467      2,346,621         90,357
                                                   ---------      ---------         ------

NET ASSETS                                      $194,846,870   $236,123,949   $129,727,092
                                                ------------   ------------   ------------
                                                ------------   ------------   ------------

NET ASSETS CONSIST OF:
 Paid-in-capital                                 $99,188,776   $123,454,298   $127,186,018
 Undistributed net investment income                 223,611        241,547             --
 Accumulated net realized gain
    on investment transactions                    14,153,484     11,958,480        617,680
 Net unrealized appreciation
    on investments                                81,280,999    100,469,624      1,923,394
                                                  ----------    -----------      ---------
    Total net assets                            $194,846,870   $236,123,949   $129,727,092
                                                ------------   ------------   ------------
                                                ------------   ------------   ------------

Shares outstanding (no par value)                  4,475,045      6,593,094
    Institutional Class                                                         12,474,309
    Investor Class                                                                  68,233
Net asset value, offering and redemption
    price per share                                   $43.54         $35.81
    Institutional Class                                                             $10.34
    Investor Class                                                                  $10.34

Statement of Operations

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
                                                  GROWTH      APPRECIATION       PREMIER
                                                   FUND           FUND          BOND FUND
                                                   ----           ----          ---------
INVESTMENT INCOME:
  Dividends                                       $1,199,410     $1,548,480          $  --
  Interest                                           318,890        274,023      3,768,076
                                                     -------        -------      ---------
    Total investment income                        1,518,300      1,822,503      3,768,076
                                                   ---------      ---------      ---------

EXPENSES:
  Management fee                                     559,980        768,376        266,693
  Distribution fee                                   215,377        256,125            699
  Transfer agent fees and expenses                   132,607        152,307             --
  Printing and postage expense                        35,866         35,887             --
  Professional fees                                   19,150         19,431             --
  Federal and state registration fees                 11,525         11,948             --
  Trustees' fees and expenses                         13,954         13,954             --
  Custody fees and expenses                            9,477          9,924             --
  Miscellaneous expenses                              13,711         14,813             --
                                                      ------         ------         ------
    Net expenses                                   1,011,647      1,282,765        267,392
                                                   ---------      ---------        -------

NET INVESTMENT INCOME                                506,653        539,738      3,500,684
                                                     -------        -------      ---------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                14,238,210     12,074,124        910,243
  Change in unrealized appreciation
    on investments                                10,412,758     20,058,186        339,107
                                                  ----------     ----------        -------
  Net gain on investments                         24,650,968     32,132,310      1,249,350
                                                  ----------     ----------      ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                     $25,157,621    $32,672,048     $4,750,034
                                                 -----------    -----------     ----------
                                                 -----------    -----------     ----------


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                     GROWTH FUND                APPRECIATION FUND            PREMIER BOND FUND
                                                     -----------                -----------------            -----------------
                                              Six Months                    Six Months                   Six Months
                                                Ended        Year Ended        Ended      Year Ended        Ended       Year Ended
                                              March 31,    September 30,     March 31,   September 30,    March 31,    September 30,
                                                1998           1997            1998          1997            1998          1997
                                              ----------   -------------    ----------   -------------   ----------    -------------
OPERATIONS:
  Net investment income                        $506,653       $296,358       $539,738       $110,408     $3,500,684     $4,175,305
  Net realized gain on investments           14,238,210     14,275,367     12,074,124     18,598,505        910,243        570,915
  Change in unrealized
    appreciation on investments              10,412,758     33,739,637     20,058,186     37,099,202        339,107      1,572,509
                                             ----------     ----------     ----------     ----------        -------      ---------
  Net increase in net assets
    resulting from operations                25,157,621     48,311,362     32,672,048     55,808,115      4,750,034      6,318,729
                                             ----------     ----------     ----------     ----------      ---------      ---------


DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                        (579,400)            --       (393,576)      (397,468)    (3,504,734)    (4,175,319)
  Capital gains                             (14,358,164)    (6,352,876)   (17,505,645)    (7,316,330)      (832,076)       (93,776)
                                             ----------      ---------     ----------      ---------        -------         ------
                                            (14,937,564)    (6,352,876)   (17,899,221)    (7,713,798)    (4,336,810)    (4,269,095)
                                             ----------      ---------     ----------      ---------      ---------      ---------

SHARE TRANSACTIONS:
  Shares sold                               213,462,318    304,618,745    100,172,050     41,438,186     18,378,391     94,148,238
  Shares issued to holders in
    reinvestment of dividends                13,754,888      5,898,783     16,074,856      7,002,337      4,332,728      4,444,086
  Shares redeemed                          (206,655,854)  (298,180,590)   (81,373,890)   (45,683,940)    (7,796,462)    (1,609,367)
                                            -----------    -----------     ----------     ----------      ---------      ---------
  Net increase                               20,561,352     12,336,938     34,873,016      2,756,583     14,914,657     96,982,957
                                             ----------     ----------     ----------      ---------     ----------     ----------

TOTAL INCREASE IN NET ASSETS                 30,781,409     54,295,424     49,645,843     50,850,900     15,327,881     99,032,591

NET ASSETS:
  Beginning of period                       164,065,461    109,770,037    186,478,106    135,627,206    114,399,211     15,366,620
                                            -----------    -----------    -----------    -----------    -----------     ----------


  End of period (includes
  undistributed net investment
  income of $223,621, $296,358, $241,547,
  $95,385, $0 and $4,050, respectively)    $194,846,870   $164,065,461   $236,123,949   $186,478,106   $129,727,092   $114,399,211
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------   ------------


The accompanying notes are an integral part of the financial statements.

Financial Highlights

(Unaudited)


                                                                               GROWTH FUND
                                                                               -----------

                                           Six Months Ended                     Year Ended September 30,
                                            Mar. 31, 1998       1997        1996          1995         1994         1993
                                           ----------------     ----         ----         ----         ----         ----
  Net asset value, beginning of period           $41.49       $30.58       $30.78       $28.84       $30.46       $29.59
  Income from investment operations:
    Net investment income                          0.12         0.07         0.18         0.36         0.18         0.73
    Net realized and unrealized gains
      on investments                               5.65        12.62         4.24         3.51         0.23         2.81
                                                   ----        -----         ----         ----         ----         ----
  Total from investment operations                 5.77        12.69         4.42         3.87         0.41         3.54

  Distributions to shareholders:
    Dividends from net investment
      income                                      (0.14)          --        (0.44)       (0.23)       (0.30)       (0.75)
    Distributions from capital gains              (3.58)       (1.78)       (4.18)       (1.70)       (1.73)       (1.92)
                                                   ----         ----         ----         ----         ----         ----
  Total distributions                             (3.72)       (1.78)       (4.62)       (1.93)       (2.03)       (2.67)
                                                   ----         ----         ----         ----         ----         ----


  Net asset value, end of period                 $43.54       $41.49       $30.58       $30.78       $28.84       $30.46
                                                 ------       ------       ------       ------       ------       ------
                                                 ------       ------       ------       ------       ------       ------

  Total return                                 14.75%(c)      43.25%       16.28%       14.38%        1.41%       12.54%

  Supplemental data and ratios:
    Net assets, end of period, in
      thousands                                $194,847     $164,065     $109,770     $120,953     $149,511     $233,826
    Ratio of expenses to average
      net assets                                1.17%(d)       1.25%        1.31%      1.37%(a)       1.25%        1.16%
    Ratio of net investment income
      to average net assets                     0.59%(d)       0.23%        0.57%      1.18%(a)       0.56%        0.72%
    Portfolio turnover rate                       15%            20%          17%        16%             9%          13%
    Average commission rate paid
      per share(b)                              $0.0518      $0.0522      $0.0493          N/A          N/A          N/A



                                                                            APPRECIATION FUND
                                                                            -----------------

                                           Six Months Ended                     Year Ended September 30,
                                            Mar. 31, 1998       1997        1996          1995         1994         1993
                                           ----------------     ----        ----          ----         ----         ----

  Net asset value, beginning of period           $33.70       $24.99       $22.76       $21.82       $21.67       $19.42
  Income from investment operations:
    Net investment income                          0.09         0.02         0.13         0.14         0.04         0.06
    Net realized and unrealized gains
      on investments                               5.15        10.13         4.07         2.26         0.51         2.27
                                                   ----        -----         ----         ----         ----         ----
  Total from investment operations                 5.24        10.15         4.20         2.40         0.55         2.33

  Distributions to shareholders:
    Dividends from net investment
      income                                      (0.07)       (0.07)       (0.20)       (0.06)       (0.05)       (0.08)
    Distributions from capital gains              (3.06)       (1.37)       (1.77)       (1.40)       (0.35)          --
                                                   ----         ----         ----         ----         ----         ----
  Total distributions                             (3.13)       (1.44)       (1.97)       (1.46)       (0.40)       (0.08)
                                                   ----         ----         ----         ----         ----         ----

  Net asset value, end of period                 $35.81       $33.70       $24.99       $22.76       $21.82       $21.67
                                                 ------       ------       ------       ------       ------       ------
                                                 ------       ------       ------       ------       ------       ------

  Total return                                 16.44%(c)      42.33%       19.60%       12.11%        2.56%       12.03%

  Supplemental data and ratios:
    Net assets, end of period, in
      thousands                                $236,124     $186,478     $135,627     $143,312     $162,280     $207,065
    Ratio of expenses to average
      net assets                                1.25%(d)       1.33%      1.36%(a)     1.36%(a)     1.35%(a)       1.37%
    Ratio of net investment income
      to average net assets                     0.53%(d)       0.07%      0.50%(a)     0.61%(a)     0.17%(a)       0.33%
    Portfolio turnover rate                       11%            19%        26%          18%          12%            56%
    Average commission rate paid
      per share(b)                              $0.0525      $0.0550      $0.0513          N/A          N/A          N/A


  (a) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.40%, 1.58% and 1.40%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.46%, 0.39% and 0.12%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund, respectively.
  (b) Disclosure required by the Securities and Exchange Commission beginning 1996.
  (c) Total return is not annualized.
  (d) Annualized.

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                                                       PREMIER BOND FUND
                                                                       -----------------
                                                       INSTITUTIONAL CLASS                 INVESTOR CLASS
                                                                                                    February 1,
                                                Six Months                            Six Months      1997(a)
                                                  Ended            Year Ended           Ended           to
                                                 March 31,        September 30,        March 31,   September 30,
                                                   1998         1997         1996        1998          1997
                                                   ----         ----         ----        ----          ----
  Net asset value, beginning of period           $10.30        $9.95       $10.00       $10.29       $10.10
  Income from investment operations:
    Net investment income                          0.31         0.52         0.43         0.29         0.37
    Net realized and unrealized gains
      (losses) on investments                      0.11         0.37        (0.04)        0.12         0.19
                                                   ----         ----         ----         ----         ----
  Total from investment operations                 0.42         0.89         0.39         0.41         0.56


  Distributions to shareholders:
    Dividends from net investment
      income                                      (0.31)       (0.52)       (0.43)       (0.29)       (0.37)
    Distributions from capital gains              (0.07)       (0.02)       (0.01)       (0.07)          --
                                                   ----         ----         ----         ----         ----
  Total distributions                             (0.38)       (0.54)       (0.44)       (0.36)       (0.37)
                                                   ----         ----         ----         ----         ----


  Net asset value, end of period                 $10.34       $10.30        $9.95       $10.34       $10.29
                                                 ------       ------        -----       ------       ------
                                                 ------       ------        -----       ------       ------

  Total return                                  4.12%(b)       9.26%        3.96%      3.51%(b)     5.73%(b)

  Supplemental data and ratios:
    Net assets, end of period, in
      thousands                                $129,022     $113,998      $15,367         $705         $401
    Ratio of expenses to average
      net assets                                0.45%(c)       0.45%        0.48%      0.85%(c)     0.85%(c)
    Ratio of net investment income
      to average net assets                     5.91%(c)       6.05%        5.85%      5.49%(c)     5.60%(c)
    Portfolio turnover rate                       29%           218%         423%        29%         218%


  (a) Commencement of operations.
  (b) Total return is not annualized.
  (c) Annualized.

  The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

MARCH 31, 1998 (UNAUDITED)

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. The Investor Class began February 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Growth Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

MARCH 31, 1998 (UNAUDITED)

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:


                                              Six Months Ended March 31, 1998
                                   Growth Fund  Appreciation Fund    Premier Bond Fund
                                   -----------  -----------------    -----------------
                                                                  Institutional    Investor
                                                                  -------------    --------
Shares sold                        5,174,190        2,965,450       1,726,315        45,803
Shares issued to holders in
  reinvestment of dividends          345,686          491,283         416,764         1,878
Shares redeemed                   (4,999,637)      (2,396,735)       (736,477)      (18,448)
                                  -----------      -----------      ----------      --------
Net increase                         520,239        1,059,998       1,406,602        29,233
                                  -----------      -----------      ----------      --------
                                  -----------      -----------      ----------      --------



                                              Year Ended September 30, 1997
                                   Growth Fund  Appreciation Fund    Premier Bond Fund
                                   -----------  -----------------    -----------------
                                                                  Institutional  Investor
                                                                  -------------  --------
Shares sold                        8,947,566        1,486,623       9,242,477        40,697
Shares issued to holders in
  reinvestment of dividends          184,857          268,901         436,758           716
Shares redeemed                   (8,766,712)      (1,650,759)       (156,525)       (2,413)
                                  -----------      -----------      ----------      --------
Net increase                         365,711          104,765       9,522,710        39,000
                                  -----------      -----------      ----------      --------
                                  -----------      -----------      ----------      --------


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 1998 are summarized below:


                   Growth Fund    Appreciation Fund   Premier Bond Fund
                   -----------    -----------------   -----------------
Purchases          $37,178,848    $45,072,799         $23,798,152
Sales               23,791,313     22,183,601           2,946,407


Purchases and sales of U.S. government securities for the Premier Bond Fund for the six months ended March 31, 1998 were $11,326,438 and $24,682,125, respectively.

At March 31, 1998, gross unrealized appreciation and depreciation of securities, based on cost for federal income tax purposes of $115,093,637, $137,542,494 and $126,916,624 for the Growth Fund, Appreciation Fund and Premier Bond Fund, respectively, were as follows:


                                      Growth Fund    Appreciation Fund   Premier Bond Fund
                                      -----------    -----------------   -----------------
Unrealized appreciation               $82,884,411    $101,133,451        $2,030,391
Unrealized (depreciation)              (1,609,966)       (663,827)         (122,960)
                                       ----------        --------           -------
   Net appreciation                   $81,274,445    $100,469,624        $1,907,431
                                      -----------    ------------        ----------
                                      -----------    ------------        ----------


It is management's intention to distribute future net realized capital gains to the extent that such gains exceed available federal income tax capital loss carryforwards.

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Growth Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets; 0.60% and 0.70% of the next $500 million of average daily net assets; and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

MARCH 31, 1998 (UNAUDITED)

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital"), is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million; and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Growth Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

BOARD OF TRUSTEES

Bert N. Mitchell, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

Mario L. Baeza Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

James W. Compton Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

William C. Dietrich, C.P.A. Bill is Chief Financial Officer for Streamline Mid-Atlantic, Inc., a retailer and service company providing home delivery of groceries, related products and various consumer services directly to the home. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

Royce N. Flippin, Jr. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

John G. Guffey Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

Mellody Hobson As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

Christopher G. Kennedy Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

Eric T. McKissack, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

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